Exhibit 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP

Exhibit 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-48204) of Hurco Companies, Inc. of our report dated January 18, 2006, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/PricewaterhouseCoopers LLP

Indianapolis, Indiana
January 23, 2006